Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Alexander M. Woods-Leo, Chief Executive Officer (through August 3, 2026) and Stephen Adair, Chief Executive Officer (from August 3, 2026) of Invech Holdings, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q/A of Invech Holdings, Inc. for the period ended June 30, 2026 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Invech Holdings, Inc.

	By:	/s/ Alexander M. Woods-Leo
Date: August 21, 2026	Name:	Alexander M. Woods-Leo
	Title:	Principal Executive Officer, and Principal Financial and Accounting Officer (through August 3, 2026)

Date: August 21, 2026	Invech Holdings, Inc.

	By:	/s/ Stephen Adair
	Name	Stephen Adair
	Title	Principal Executive Officer, and Principal Financial and Accounting Officer (from August 3, 2026)